EXHIBIT 99(C). PRO FORMA FINANCIAL INFORMATION


          The unaudited pro forma financial information has been prepared to comply with Regulation S-X of the Securities and Exchange Commission in connection with the filing of United Security Bancshares, Inc.'s ("USB") Form 8-K as of June 30, 1997. Such Form 8-K was filed to announce that on June 30, 1997, USB consummated its merger with FBI. The acquisition has been accounted for as a pooling of interests.

          The following unaudited pro forma statements have been prepared based on the historical consolidated statements of USB and FBI.



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                  EXHIBIT 99(C). PRO FORMA FINANCIAL INFORMATION


                      UNAUDITED PRO FORMA COMBINED CONDENSED

                         STATEMENT OF FINANCIAL CONDITION

                                   JUNE 30, 1997

                                  (In Thousands)



                              United
                              Security     First       Pro Forma
                              Bancshares   Bancshares  Adjustments   Pro Forma
                              Inc.         Inc.        Dr.   Cr.     Combined

ASSETS:

[S]                             [C]        [C]         [C]   [C]      [C]
Cash and due from banks         $  8,939   $  9,615                   $ 18,554
Trading account securities         1,469          0                      1,469
Investment securities available
  for sale                       160,158     26,108                    186,266
Loans, net                        66,489    139,541                    206,030
Premises and equipment             4,083      2,817                      6,900
Other assets                       7,051      8,777                     15,828
Total assets                     248,189    186,858                    435,047


LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities:
Deposits                        $187,438   $160,440                   $347,878
Borrowings                        27,326      5,425                     32,751
Other liabilities                  3,154      1,019                      4,173
Total liabilities                217,918    166,884                    384,802

Shareholders' equity:
Common stock outstanding              22        240    $226(a)              36
Surplus                            5,761      2,059          $221(a)     8,041
Net unrealized gain (loss) on
  available for sale securities      876        154                      1,030
Retained earnings                 23,866      17,526                    41,392
Less treasury stock                 (254)         (5)            5(a)     (254)
Total shareholders' equity        30,271      19,974                    50,245
Total liabilities and
  shareholders' equity          $248,189       $186,858               $435,047

NOTE:
   (a) The pro forma combined condensed consolidated financial statements reflect the issuance of 1,398,629 shares of USB common stock for 100% of the FBI common stock outstanding 239,843 shares, immediately prior to the effective time.


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                  EXHIBIT 99(C). PRO FORMA FINANCIAL INFORMATION

           UNAUDITED COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

The following unaudited pro forma combined condensed consolidated statement of income of USB has been prepared based upon the historical results of operations of USB and FBI for the six months ended June 30, 1997. This unaudited pro forma presents the combined revenue and expenses of USB and FBI as if the merger had been consummated at the beginning of the fiscal year. The unaudited pro forma combined condensed consolidated statement of income and earnings per share presented below do not include any estimated cost savings or the benefits of related synergies as a result of the merger. Material nonrecurring charges or credits and related tax effects which result directly from the transaction will be included in the income of the registrant within the twelve months succeeding the transaction. Such charges or credits were not considered in the pro forma combined condensed consolidated statement of income.

(In thousands except per share data)
                                     For the Six Months Ended June 30, 1997
                                                         First
                                   United Security     Bancshares   Pro Forma
                                   Bancshares, Inc.       Inc.      Combined
INTEREST INCOME:
   [S]                                   [C]             [C]          [C]
   Interest and fees on loans            $3,106          $7,632       $10,738
   Interest on securities                 6,532           1,070         7,602
     Total interest income                9,638           8,702        18,340

INTEREST EXPENSE:
   Interest on deposits                   3,549           3,152         6,701
   Interest on borrowings                   736             284         1,020
     Total interest expense               4,285           3,436         7,721

NET INTEREST INCOME                       5,353           5,266        10,619

PROVISION FOR LOAN LOSSES                    45             723           768

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                         5,308           4,543         9,851

NONINTEREST INCOME:
   Service and other charges
     on deposit accounts                    451             461           912
   Other income                             237             182           419
   Securities gains                         335            (178)          157
     Total noninterest income             1,023             465         1,488

NONINTEREST EXPENSE:
   Salaries and employee benefits         1,388           1,879         3,267
   Occupancy expense                        192             166           358
   Furniture and equipment expense          420             214           634
   Other expenses                         1,201           1,214         2,415
     Total noninterest expense            3,201           3,473         6,674

INCOME BEFORE INCOME TAXES                3,130           1,536         4,666

PROVISION FOR INCOME TAXES                  857             334         1,191
NET INCOME                                2,273           1,202         3,474

AVERAGE SHARES NUMBER OF OUTSTANDING  2,137,960         239,843     3,536,589

NET INCOME PER SHARE                      $1.06           $5.01         $0.98


Notes:
     (a) Pro forma average shares outstanding reflect the issuance of 1,398,629 shares of USB common stock for 100% of FBI common stock (239,843 shares at a conversion rate of 5.8321).
     (b) Nonrecurring charges have not been reflected but will be included in the income of the registrant within the twelve months succeeding the transactions.


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                  EXHIBIT 99(C). PRO FORMA FINANCIAL INFORMATION

           UNAUDITED COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

The following unaudited pro forma combined condensed consolidated statement of income of USB has been prepared based upon the historical results of operations of USB and FBI for the six months ended June 30, 1996. This unaudited pro forma presents the combined revenue and expenses of USB and FBI as if the merger had been consummated at the beginning of the fiscal year. The unaudited pro forma combined condensed consolidated statement of income and earnings per share presented below do not include any estimated cost savings or the benefits of related synergies as a result of the merger. Material nonrecurring charges or credits and related tax effects which result directly from the transaction will be included in the income of the registrant within the twelve months succeeding the transaction. Such charges or credits were not considered in the pro forma combined condensed consolidated statement of income.

(In thousands except per share data)
                                       For the Six Months Ended June 30, 1996
                                                         First
                                   United Security     Bancshares   Pro Forma
                                   Bancshares, Inc.       Inc.      Combined
INTEREST INCOME:
   [S]                                    [C]            [C]          [C]
   Interest and fees on loans             $2,728         $6,790       $ 9,518
   Interest on securities                  6,139          1,150         7,289
     Total interest income                 8,867          7,940        16,807

INTEREST EXPENSE:
   Interest on deposits                    3,019          3,197         6,216
   Interest on borrowings                    763            259         1,022
     Total interest expense                3,782          3,456         7,238

NET INTEREST INCOME                        5,085          4,484         9,569

PROVISION FOR LOAN LOSSES                     15            215           230

NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                          5,070          4,269         9,339

NONINTEREST INCOME:
   Service and other charges on
     deposit accounts                        392            454           846
   Other income                               75            277           352
   Securities gains                          240            (13)          227
     Total noninterest income                707            718         1,425

NONINTEREST EXPENSE:
   Salaries and employee benefits          1,452          1,555         3,007
   Occupancy expense                         159            162           321
   Furniture and equipment expense           311            155           466
   Other expenses                            916          1,147         2,063
     Total noninterest expense             2,838          3,019         5,857

INCOME BEFORE INCOME TAXES                 2,939          1,968         4,907

PROVISION FOR INCOME TAXES                   825            513         1,338
NET INCOME                                 2,114          1,455         3,569

AVERAGE SHARES NUMBER OF OUTSTANDING   2,137,960        237,248     3,536,589

NET INCOME PER SHARE                       $ .99          $6.13         $1.01


Notes:
     (a) Pro forma average shares outstanding reflect the issuance of 1,398,629 shares of USB common stock for 100% of FBI common stock (239,843 shares at a conversion rate of 5.8321).
     (b) Nonrecurring charges have not been reflected but will be included in the income of the registrant within the twelve months succeeding the transactions.